                           ADS LETTER OF TRANSMITTAL

          OFFER TO EXCHANGE EACH OUTSTANDING AMERICAN DEPOSITARY SHARE (EACH AMERICAN DEPOSITARY SHARE REPRESENTS 68 SHARES OF COMMON STOCK)

                                      OF

                                  GENER S.A.

               FOR SHARES OF COMMON STOCK OF THE AES CORPORATION
                           HAVING A VALUE OF $16.00

                                      BY

                         MERCURY CAYMAN CO. III, LTD.
                         A WHOLLY OWNED SUBSIDIARY OF


                              THE AES CORPORATION

THE U.S. OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 11, 2000, UNLESS EXTENDED. GENER ADSs TENDERED PURSUANT TO THE U.S. OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE U.S. OFFER


                   THE EXCHANGE AGENT FOR THE U.S. OFFER IS:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.



            By Mail:                   Facsimile Transmission:              By Hand:
    Reorganization Department     (for Eligible Institutions Only)     Reorganization Department
          PO Box 3301                      (201) 296-4293                     120 Broadway
   South Hackensack, NJ 07606                                                  13th Floor
                                        Confirmation of Fax:               New York, NY 10271
                                           (201) 296-4860

                             By Overnight Courier:
                           Reorganization Department
                               85 Challenger Road
                                Mail Stop-Reorg
                           Ridgefield Park, NJ 07660

                               -----------------

     DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

     THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADRS (AS DEFINED BELOW) EVIDENCING ADSs REPRESENTING SHARES (AS DEFINED BELOW). DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SHARES.

     Shares of common stock, no par value, of Gener (the "Shares"), except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. Shares beneficially owned or held of record by persons cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer. Additional information on the Chilean Offer may be obtained from Deutsche Securities Corredores de Bolsa Limitada, the Dealer Manager for the Chilean Offer. PLEASE NOTE, HOWEVER, THAT DOCUMENTATION ON THE CHILEAN OFFER WILL NOT BE AVAILABLE IN ENGLISH.

     All ADS Letters of Transmittal, American Depositary Receipts ("ADRs") evidencing ADSs and other required documents delivered to the Exchange Agent by holders of ADSs will be deemed to constitute acknowledgement by such holders that they understand and will comply with the terms and conditions of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), as set forth in the preliminary Prospectus dated November 9, 2000, any supplements or amendments thereto, and this ADS Letter of Transmittal.

     Holders of ADSs exchanged in the U.S. Offer will receive shares of common stock of The AES Corporation ("AES") upon the terms and subject to the conditions set forth in the Prospectus.

     This ADS Letter of Transmittal is to be used either if ADRs evidencing ADSs are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Book-Entry Transfer Facility and pursuant to the procedures for book-entry transfer set forth under the section "OUR OFFER--Procedure for Accepting Our Offer" in the Prospectus.

     In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Prospectus, the terms and procedures in the Prospectus shall govern. Please contact the Information Agent to discuss any inconsistency.

     Holders of ADSs whose ADRs are not immediately available or who cannot deliver their ADSs and all other documents required by this Letter of Transmittal to the Exchange Agent, or complete the procedures for book-entry transfer by the expiration of the U.S. Offer may tender their ADSs by following the Guaranteed Delivery Procedures set forth under the section "OUR OFFER--Procedure for Accepting Our Offer" in the Prospectus. See Instruction 2 of this Letter of Transmittal.

                                        DESCRIPTION OF ADSs TENDERED

                      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        ADSs TENDERED
                  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                  (ATTACH ADDITIONAL
                                        ON ADS(s))                                        SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------    --------------------------------------
                                                                                     ADS Serial
                                                                                      Number(s)
                                                                                 ------------------





                                                                                 Total Gener ADSs
------------------------------------------------------------------------------------------ ------------------

* Unless otherwise indicated, it will be assumed that all Gener ADSs evidenced by a certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.

                                                                                             ADSs TENDERED
                                                                                            (ATTACH ADDITIONAL
                      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     SIGNED LIST IF NECESSARY)
                  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)         --------------------------------------
                  ON ADS(s))
                                                                                      Total Number of
                                                                                           ADSs
                                                                                      represented by          Number of ADRs
                                                                                           ADRs                  Tendered*
                                                                                 -----------------------   --------------------





--------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all Gener ADSs evidenced by a certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.

[ ] CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


     Name of Tendering
     Institution: -----------------------------------------------------





     DTC Account
     Number: ----------------------------------------------------------





     Transaction Code
     Number: --------------------------------------------------------



 [ ] CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:


     Name(s) of Registered
     Owner(s):
              ---------------------------------------------------



     Window Ticket Number (if any) or DTC Participant
     Number:
            ---------------------------------------------------



     Date of Execution of Notice of Guaranteed
     Delivery:
              ---------------------------------------------------





     Name of Institution that Guaranteed
     Delivery: --------------------------------------------------



                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby delivers to the Exchange Agent for tender and instructs the Exchange Agent to tender to Mercury Cayman Co. III, Ltd., a limited company organized under the laws of the Cayman Islands and a wholly owned subsidiary of The AES Corporation (the "Purchaser"), the above described ADSs in accordance with the terms and conditions of the U.S. Offer set forth in the preliminary prospectus dated November 9, 2000 (as amended by any amendments or supplemented by any supplements thereto, the "Prospectus") and this ADS Letter of Transmittal, including the rights of withdrawal set forth in the section captioned, "OUR OFFER--Withdrawal Rights" in the Prospectus.

     The undersigned understands that acceptance by the Purchaser of the ADSs tendered pursuant hereto into U.S. Offer by the undersigned will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the U.S. Offer.

     Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

          (i) sells, assigns, transfers, upon the order of, the Purchaser, all right, title and interest in and to all the ADSs being tendered hereby and any and all other securities or rights issued or issuable in respect of such ADSs on or after December 11, 2000; and

          (ii) constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and any such other securities or rights, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such Gener ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) or transfer the ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Purchaser, (b) present such Gener ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) for transfer on the books of the Depositary and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such
     ADSs), all in accordance with the terms and the conditions of the U.S.
     Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and any and all other ADSs or other securities issued or issuable in respect thereof) and that when the same are accepted for exchange by the Purchaser in exchange for AES common stock pursuant to the terms and conditions FSof the U.S. Offer, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs (and any and all other securities or rights issued or issuable in respect of such ADSs) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of the Purchaser any and all other securities or rights issued or issuable in respect of such ADSs tendered hereby, accompanied by appropriate documentation of transfer.

     The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

     The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Purchaser or the Exchange Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Purchaser or the Exchange Agent to secure the full benefits of this ADS Letter of Transmittal.

     All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions", the undersigned hereby instructs the Purchaser to (i) issue the shares of AES common stock exchanged for the ADSs accepted according to the terms and provisions established in the Prospectus, and/or (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for exchange, in the name(s) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered". Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions", the undersigned hereby instructs the Purchaser to (i) mail, or cause to be mailed, the shares of AES common stock for the ADSs accepted for exchange, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs not tendered or accepted for exchange (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered". In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, the undersigned hereby instructs the Purchaser to (i) issue the shares of AES common stock for the ADSs accepted for exchange, and/or (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for exchange in the name(s) of the person or persons so indicated, and (iii) mail, or cause to be mailed, the shares of AES common stock for the ADSs accepted for exchange and/or (iv) return, or cause to be returned, any ADRs evidencing any ADSs not tendered or accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

     In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Purchaser to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (a) the shares of AES common stock for the ADSs accepted for exchange and (b) any ADSs not accepted for exchange. The undersigned recognizes that the Purchaser will not transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept for exchange any of the ADSs so tendered. The undersigned recognizes that the Purchaser has no obligation to transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept any of the ADSs so tendered.

     The terms and conditions of the U.S. Offer contained in the Prospectus, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

     THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADSs BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE EXCHANGE AGENT AS PROVIDED IN THE U.S. OFFER TO EXCHANGE AND THIS ADS LETTER OF TRANSMITTAL.

     Unless you complete the "Special Delivery Instructions" Box, the address of the holder inserted in the Box entitled "Description of ADSs Tendered" is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

 [ ] Check here if any of the ADRs representing ADSs that you own have been lost or destroyed (see Instruction 10).


     Number of ADSs represented by lost or destroyed
     ADR(s):
            ---------------------------------------------------

    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 5, 6 AND 7)


To be completed ONLY if                    To be completed ONLY if
certificate(s) for the ADSs not            certificate(s) for the ADSs and/or
tendered or not accepted and/or the        the shares of AES common stock are
shares of AES common stock are to          to be sent to someone other than
be issued in the name of someone           the undersigned, or to the
other than the undersigned.                undersigned at an address other
                                           than that shown above.


Issue shares of AES common stock           Mail shares of AES common stock
and/or certificate(s) to:                  and/or certificate(s) to:



Name -------------------------             Name -------------------------
      (Please Type or Print)                     (Please Type or Print)


Address ------------------------           Address ------------------------

        ------------------------                   ------------------------

        ------------------------                   ------------------------
          (Include Zip Code)                         (Include Zip Code)


-------------------------------           -------------------------------
  (Tax Identification Number                (Tax Identification Number
  or Social Security Number)                or Social Security Number)
   (See Substitute Form W-9                  (See Substitute Form W-9
       on Reverse Side)                          on Reverse Side)

                                   IMPORTANT
                           HOLDERS OF ADSs SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                       (Signature(s) of Holders of ADSs)



 Dated:
       -------------------


   (Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)


 Name(s)
        -----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                   (Please Print)


 Capacity (full title)
                      ---------------------------------------------------------
                                 (See Instruction 5)

 Address
        -----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                               (Including Zip Code)


 Area Code and Telephone
 Number
       ------------------------------------------------------------------------


 Tax Identification or Social Security
 Number
       ------------------------------------------------------------------------
                                   (SEE SUBSTITUTE FORM W-9)


                           GUARANTEE OF SIGNATURE(S)
                     (SEE INSTRUCTIONS 1 AND 5 IF REQUIRED)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW


 Authorized Signature
                     ----------------------------------------------------------

 Name -------------------------------------------------------------------------
                                 (Please Print)


 Title ------------------------------------------------------------------------
                                (Please Print)

 Name of Firm
            -------------------------------------------------------------------


 Address
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (Include Zip Code)




 Area Code and Telephone
 Number
      -------------------------------------------------------------------------



 Dated
      -------------------------------------------------------------------------

                                 INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (an "Eligible Institution"). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the ADSs which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of an ADS tendered herewith and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF ADS LETTER OF TRANSMITTAL AND ADSs. This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the section captioned "OUR OFFER--Procedure for Accepting Our Offer" in the Prospectus. ADRs evidencing ADSs or confirmation of any book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and a duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the Exchange Agent at one of its addresses set forth herein by the expiration date (as defined in the Prospectus) or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided in the section captioned "OUR OFFER--Procedure for Accepting Our Offer" in the Prospectus. If ADRs are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

     ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer by the expiration date, as the case may be, may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set forth in the section captioned "OUR OFFER--Procedure for Accepting Our Offer" in the Prospectus. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser, or a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the Notice of Guaranteed Delivery must be received by the Exchange Agent by the expiration of the U.S. Offer, as the case may be and (c) ADRs evidencing all tendered ADSs together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees and any other required documents or, in the case of ADSs held in book-entry form, a timely confirmation of the book-entry transfer of such ADSs into the Exchange Agent's account at the Book-Entry Transfer Facility together with an Agent's Message (as defined below), must be received by the Exchange Agent within six New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal and the U.S. Offer and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF ADRs AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSs. ADRs WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By executing this ADS Letter of Transmittal (or facsimile thereof), all tendering ADSs holders waive any right to receive any notice of the acceptance of their ADSs for exchange.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS. (NOT APPLICABLE TO ADS HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the ADSs evidenced by ADRs delivered to the Exchange Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered". In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this ADS Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON ADS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

     If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

     If any of the ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADSs.

     If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to act must be submitted.

     If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted for exchange are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it or its offer pursuant to the U.S. Offer. If, however, delivery of the consideration in respect of the U.S. Offer is to be made to, or (in circumstances where permitted hereby) if ADSs not tendered or not accepted are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this ADS Letter of Transmittal.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for shares of AES common stock and/or Gener ADRs not accepted for exchange or not tendered and check for cash in lieu of fractional AES common stock are to be issued in the name of and/or returned to, a person other than the signer of this ADS Letter of Transmittal or if a check is to be sent, and/or such ADRs are to be returned to a person other than the signer of this ADS Letter of Transmittal or to an address other than that indicated in the box entitled "Description of ADSs Tendered", the appropriate "Special Delivery Instructions" box and/or the "Special Issuance Instruction" box on this ADS Letter of Transmittal should be completed. Holders of Gener ADSs tendering by book-entry transfer may request that Gener ADSs not accepted pursuant to the offer be credited to such account maintained at a Book-Entry Transfer Facility as such holder my designate hereon. If no such instructions are given, any ADRs not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

      8. WAIVER OF CONDITIONS. The Purchaser, in accordance with the terms of the U.S. Offer, has reserved the right to waive or vary all or any of the conditions, in whole or in part. See the section captioned, "OUR OFFER-- Conditions of Our Offer" in the Prospectus.

      9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Holders of ADSs must use either an ADS Letter of Transmittal or a Notice of Guaranteed Delivery in order to tender their ADSs into the U.S. Offer. Holders of ADSs who deliver an ADS Notice of Guaranteed Delivery to tender their ADSs into the U.S. Offer must deliver an ADS Letter of Transmittal at a later date when delivering ADSs to the Exchange Agent. Holders of Shares may not tender Shares pursuant to this ADS Letter of Transmittal except insofar as they are represented by ADSs. Questions and requests for assistance or additional copies of the Prospectus, this ADS Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Dealer Manager or to the Information Agent at their respective addresses and telephone numbers set forth at the end of this ADS Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     10. LOST, DESTROYED OR STOLEN ADRs. If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent by checking the box immediately preceding "Special Issuance Instructions" and indicate the number of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

     11. BACKUP WITHHOLDING. Under U.S. federal income tax law, payments of cash in lieu of fractional shares of AES common stock that are made to such stockholder with respect to ADSs accepted pursuant to the U.S. Offer may be subject to U.S. backup withholding tax at a 31% rate unless the securityholder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each securityholder delivering ADSs to the Exchange Agent should complete and sign the Substitute Form W-9 included with this ADS Letter of Transmittal and either (a) provide its taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding or (b) provide an adequate basis for exemption. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the Exchange Agent or the Purchaser is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

     The box in Part 2 of Substitute Form W-9 may be checked if the security holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the securityholder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid back-up withholding. If the box in Part 2 is checked, the Purchaser (or its paying agent) or a broker or custodian may still withhold 31% of any cash payments made on account of an exchange pursuant to the U.S. Offer until the holder furnishes the Purchaser or the paying agent, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9".

     Certain exempt recipients (including, among others, all corporations and non-U.S. individuals) are not subject to these back-up withholding requirements. In order for a non-U.S. holder to qualify as an exempt recipient, that holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8 may be obtained from the Exchange Agent.

     Failure to complete the Substitute Form W-9 or IRS Form W-8 will not, by itself, cause the ADSs to be deemed invalidly tendered, but may require the Purchaser, the paying agent, a broker or custodian to withhold tax at the 31% rate on all cash payments. Back-up withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If back-up withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     IMPORTANT: THIS ADS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH ADR CERTIFICATES OR CONFIRMATION BY BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 11)



                                                  PAYER'S NAME:
                     PART 1--PLEASE PROVIDE YOUR TIN IN                              -------------------------------------
                     THE BOX AT RIGHT AND CERTIFY                                             Social Security Number
 SUBSTITUTE          BY SIGNING AND DATING BELOW                                      (If awaiting TIN write "Applied For")
  FORM
  W-9                PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I         OR
  Department         CERTIFY THAT:                                                   -------------------------------------------
  of the                                                                                  Employer Identification  Number
  Treasury           (1) The number shown on this form is my correct Taxpayer          (If awaiting TIN write "Applied For")
  Internal           Identification Number (or I am waiting  for a number
  Revenue            to be issued for me), and
  Service
                     (2) I am not subject to backup withholding because: (a) I
                     am exempt from backup withholding, or (b) I have
                     not been notified by the Internal Revenue Service (the
                     "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
                     the IRS has  notified me that I am no longer subject
                     to backup withholding.
                     ------------------------------------------------------------------------------------------------------------
  PAYER'S           CERTIFICATION INSTRUCTIONS--You must cross out item (2)
                    above if you have been notified by the IRS that you are
  REQUEST FOR       currently subject to backup withholding because of
                    under-reporting interest or dividends on your tax returns.
  TAXPAYER          However, if after being notified by the IRS that you are
                    subject to backup withholding, you receive another
  IDENTIFICATION    notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
  NUMBER

  ("TIN")           SIGNATURE -------------------------- DATE ---------

                     ------------------------------------------------------------------------------------------------------------

                    PART 3--AWAITING TIN [ ]
                     ------------------------------------------------------------------------------------------------------------
                    Signature                                       Date
                              -------------------------------------      -------------------------
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.


Signature:                                      Date:
          -------------------------------------      -------------------------

Name (Please Print)
                   -----------------------------------------------------------

     Questions and requests for assistance or additional copies of the Prospectus, this ADS Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective 0telephone numbers and locations listed below.


                  The Information Agent for the U.S. Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                         Call Toll Free: (800) 755-3105

                                      or

                   The Dealer Manager for the U.S. Offer is:

                           DEUTSCHE BANC ALEX. BROWN

                         Deutsche Bank Securities Inc.
                         130 Liberty Street, 33rd Floor
                           New York, New York 10006
                                (877) 305-4920